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                             COMPASS 2 AND COMPASS 3

                           High Yield Variable Account


          Supplement to the Current Statement of Additional Information


         Certain investment limitations of the High Yield Variable Account ("HYVA"), as noted in the section entitled "The Variable Accounts' Investment Objectives, Policies and Restrictions" on page 3 of the Statement of Additional Information dated May 1, 1999, for Compass 2 and Compass 3 are amended and restated as follows:


                                                       Percentage Limitations
                                                        (Based on Net Assets)

                  HYVA
                  Foreign Securities ...............           50%
                  Emerging Markets Securities ......           50%



                      The date of this Supplement is August 25, 1999.

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